SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                   _________________________________

                              FORM 8-K

                             CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):
                          April 28, 1998

                    NATIONSBANK CORPORATION
       (Exact name of registrant as specified in its charter)

                         North Carolina
                    (State of Incorporation)

                             1-6523
                     (Commission File Number)

                             56-0906609
                 (IRS Employer Identification No.)

                     NationsBank Corporate Center
                      Charlotte, North Carolina
               (Address of principal executive offices)

                               28255
                             (Zip Code)

                            (704) 386-5000
         (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

     By action dated April 28, 1998, a Committee previously appointed by the Board of Directors of the Registrant approved the public offering of an aggregate principal amount of (i) $500,000,000 of the Registrant's 6 3/8% Senior Notes, due 2005 (the "6 3/8% Senior Notes"), and (ii) $300,000,000 of the Registrant's 6.60% Subordinated Notes, due 2010 (the "6.60% Subordinated
Notes", and together with the the 6 3/8% Senior Notes, the "Notes") to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof. The resolutions of the Committee are included as Exhibits 99.1 and 99.2 hereto.

    On April 28, 1998, the Registrant entered into separate underwriting agreements with the various Underwriters (the "Underwriting Agreements") for each series of the Notes. The terms of the offering and the Notes are described in the Registrant's Prospectus dated December 19, 1996 constituting a part of the Registration Statement (hereinafter described), as supplemented by a final Prospectus Supplement dated April 28, 1998 for each separate series of Notes. The Underwriting Agreements are included as Exhibits 1.1 and 1.2 hereto.

    The Notes were issued pursuant to the Registrant's
Registration Statement on Form S-3, Registration No. 333-13811, as amended ("Registration No. 333-13811"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Registration No. 333-13811 registered up to $3,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated) and shares of its preferred stock, including depositary shares, and common stock (collectively, "Securities"). After the closing of the sale of the Notes on May 4, 1998, Securities having an aggregate initial offering price of $880,000,000 remain unsold under Registration No. 333-13811.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)  Exhibits.

           The following exhibits are filed herewith:

    EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

        1.1        Underwriting Agreement dated April 28,
                   1998 with respect to the offering
                   of the 6 3/8% Senior Notes

        1.2        Underwriting Agreement dated April 28,
                   1998 with respect to the offering
                   of the 6.60% Subordinated Notes

        4.1        Form of 6 3/8% Senior Note

        4.2        Form of 6.60% Subordinated Note

        5.1        Form of Opinion of Smith Helms Mulliss & Moore, L.L.P.
                   regarding legality of the 6 3/8% Senior Notes

        5.2        Form of Opinion of Smith Helms Mulliss &
                   Moore, L.L.P. regarding legality of the 6.60%
                   Subordinated Notes

      12.1         Calculation of Ratios of Earnings to Fixed
                   Charges for each of the years in the five-year period ended December 31, 1997

      99.1         Resolutions dated April 28, 1998 of a
                   Committee of the Board of Directors with respect to the terms of the offering of the 6 3/8% Senior Notes

      99.2         Resolutions dated April 28, 1998 of a
                   Committee of the Board of Directors with respect to the terms of the offering of the 6.60% Subordinated Notes

       99.3        News Release disseminated on April 28,
                   1998 regarding the sale of the Notes








                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             NATIONSBANK CORPORATION


                             By:/s/ CHARLES M. BERGER
                                CHARLES M. BERGER
                                Associate General Counsel

Dated: May 6, 1998



                          EXHIBIT INDEX

    EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

        1.1        Underwriting Agreement dated April 28,
                   1998 with respect to the offering
                   of the 6 3/8% Senior Notes

        1.2        Underwriting Agreement dated April 28,
                   1998 with respect to the offering
                   of the 6.60% Subordinated Notes

        4.1        Form of 6 3/8% Senior Note

        4.2        Form of 6.60% Subordinated Note

        5.1        Form of Opinion of Smith Helms Mulliss & Moore, L.L.P.
                   regarding legality of the 6 3/8% Senior Notes

        5.2        Form of Opinion of Smith Helms Mulliss & Moore, L.L.P.
                   regarding legality of the 6.60% Subordinated Notes

      12.1         Calculation of Ratios of Earnings to Fixed
                   Charges for each of the years in the five-year period ended December 31, 1997

       99.1        Resolutions dated April 28, 1998 of a
                   Committee of the Board of Directors with respect to the terms of the offering of the 6 3/8% Senior Notes

        99.2       Resolutions dated April 28, 1998 of a
                   Committee of the Board of Directors with respect to the terms of the offering of the 6.60% Subordinated Notes

        99.3       News Release disseminated on April 28,
                   1998 regarding the sale of the Notes